UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 12, 2025
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:	Maryland	1-13102	36-3935116

First Industrial, L.P.:	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312)
344-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 of this Current Report on
Form 8-K
with respect to the Indenture, the Notes and the Guarantee is incorporated by reference into this Item 1.01.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
On May 14, 2025, First Industrial, L.P. (the “
Issuer
”), a Delaware limited partnership and subsidiary of First Industrial Realty Trust, Inc. (the “
Guarantor
”), completed an underwritten public offering of $450,000,000 aggregate principal amount of its 5.250% Senior Notes due 2031 (the “
Notes
”).
The Notes are fully and unconditionally guaranteed by the Guarantor (the “
Guarantee
”). The terms of the Notes and the Guarantee are governed by an indenture, dated as of May 14, 2025 (the “
Base Indenture
”), by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “
Trustee
”), as supplemented by a first supplemental indenture, dated as of May 14, 2025 (the “
First Supplemental Indenture
” and, together with the Base Indenture, the “
Indenture
”), by and among the Issuer, the Guarantor and the Trustee. The Indenture contains various restrictive covenants, including limitations on the ability of the Issuer and its subsidiaries to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture and the First Supplemental Indenture, including the form of Notes, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on
Form 8-K.
The purchase price paid by the underwriters for the Notes was 99.265% of the principal amount thereof. The Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the collateral securing the same) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all existing and future preferred equity not owned by the Issuer, if any, in its subsidiaries and in any entity the Issuer accounts for using the equity method of accounting. The Notes bear interest at 5.250% per annum. Interest is payable on January 15 and July 15 of each year, beginning on January 15, 2026, until the maturity date of January 15, 2031.
Prior to December 15, 2030 (the “
Par Call Date
”), the Issuer may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

•
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year
consisting of
twelve 30-day months)
at the Treasury Rate (as defined in the First Supplemental Indenture) plus 20 basis points, less
(b) interest accrued to the date of redemption, and

•	100% of the principal amount of the Notes to be redeemed
plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
On or after the Par Call Date, the Issuer may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date.
Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•
default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of the Notes in accordance with the terms of the Indenture shall not constitute a default in the payment of principal;

•
failure by the Issuer or the Guarantor to comply with any of the Issuer’s or the Guarantor’s respective other agreements in the Notes or the Indenture with respect to the Notes upon receipt by the Issuer of notice of such default by the Trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and our failure to cure (or obtain a waiver of) such default within 60 days after it receives such notice;

•
failure to pay any debt (other
than non-recourse debt)
for monies borrowed by the Issuer, the Guarantor or any of their respective Significant Subsidiaries (as defined in the Indenture) in an outstanding principal amount in excess of $50.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt)
is, or has become, the primary obligation of the Issuer or the Guarantor and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee from holders of at least twenty five percent (25%) in principal amount of the outstanding Notes); or

•
certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or Trustee of the Issuer, Guarantor, or any Significant Subsidiary or all or substantially all of their respective property.

The descriptions of the Indenture and the First Supplemental Indenture in this Current Report on
Form 8-K are
summaries and are qualified in their entirety by the terms of the Indenture and the First Supplemental Indenture, respectively.
Item 8.01  Other Events.
On May 12, 2025, the Issuer and the Guarantor entered into an underwriting agreement (the “
Underwriting Agreement
”) with J.P. Morgan Securities LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein, with respect to an underwritten public offering of the Notes. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on
Form 8-K and
is incorporated herein by reference. The description of the Underwriting Agreement in this Current Report on
Form 8-K is
a summary and is qualified in its entirety by the terms of the Underwriting Agreement.
On May 14, 2025, the Issuer completed such underwritten public offering of the Notes, which are fully and unconditionally guaranteed by the Guarantor. The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 8, 2025 (Registration
No. 333-287056), a
base prospectus included therein, dated May 7, 2025, and a prospectus supplement, dated May 12, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of counsel to the Issuer and Guarantor, Barack Ferrazzano Kirschbaum & Nagelberg LLP, regarding the validity of the Notes and related Guarantee, and as Exhibit 5.2 to this Current Report on Form
8-K,
an opinion of the counsel to the Guarantor, McGuireWoods LLP, regarding certain matters of Maryland law.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 12, 2025, by and among First Industrial Realty Trust, Inc., First Industrial, L.P. and J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 14, 2025, by and among First Industrial, L.P., First Industrial Realty Trust, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 14, 2025, by and among First Industrial, L.P., First Industrial Realty Trust, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP.

5.2	Opinion of McGuireWoods LLP.

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1).

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
By:	/s/ Jennifer Matthews Rice
Name: Jennifer Matthews Rice
Title: General Counsel

FIRST INDUSTRIAL, L.P.
By: First Industrial Realty Trust, Inc., its general partner
By:	/s/ Jennifer Matthews Rice
Name: Jennifer Matthews Rice
Title: General Counsel
Date: May 14, 2025